UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2023

Date of reporting period:  December 31, 2022

Item 1. Report to Stockholders.

(a)

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2022

The Olstein Funds

CONTENTS

3	Letters to Shareholders

17	Value of $10,000 Investment

23	Expense Examples

25	Allocation of Portfolio Assets

26	Schedules of Investments

36	Statements of Assets
and Liabilities

38	Statements of Operations

40	Statements of Changes
in Net Assets

44	Financial Highlights

50	Notes to Financial Statements

61	Additional Information

62	Privacy Policy

OLSTEIN FUNDS

Letter to Shareholders

Dear Fellow Shareholders:

After three consecutive years of generally increasing net asset values for your Funds, a combination of negative factors, including inflation, rising interest rates, and recession fears hampered 2022 equity markets and triggered many periods of downside volatility the past year.

Compounding these factors was the conflict in Ukraine which pushed commodity prices higher (particularly oil and gas prices) creating increasing costs. In addition, shortages of key manufacturing parts added to bad inflation numbers.  The Fed, fearing runaway inflation, tightened the money supply and raised interest rates, resulting in increasing recession fears. Against this backdrop, the broad Russell 3000® Index had a negative return of -19.21% and the benchmark S&P 500® Index had a negative return of -18.11%.

MARKET OUTLOOK

A central theme of Olstein’s investment approach is that securities (stocks) represent interests in real companies with sales, earnings, cash flow, etc.  Our experience in accounting and looking behind the numbers provides your Fund with an advantage in valuing companies based on their future ability to generate normalized free cash flow.  We perform a forensic analysis of financial statements, footnotes, government filings, and shareholder letters when valuing companies. Our investment discipline is focused on valuing companies and waiting for the right discount and a favorable risk/reward ratio, thus increasing the odds of making a profitable investment. Markets have always had downward corrections and the press often uses these times to feature analysts and strategists offering market predictions as if they possess powers to predict the movements of thousands of individual companies with different economic characteristics, as well as being able to predict future government actions, wars, product shortages and how stocks may react to these unpredictable events. The ability to predict stock market fluctuations offers an investor the highest potential return if done with enough regularity to profit therefrom. Markets always fluctuate and create deviations between market price and our estimation of intrinsic value in individual stocks. Rather than engaging in predicting how thousands of stocks that are impacted in different ways are going to fluctuate during difficult times, we use periods of downside market volatility created by emotional investment crowds to identify good companies whose market prices have fallen materially below our calculation of intrinsic value (which is based on a company’s future ability to

THE OLSTEIN FUNDS

generate and or grow future free cash flow).  The herd creates short-term volatility but company fundamentals and a company’s ability to generate long-term normalized free cash flow determine intrinsic values and influence long-term stock movements and future prices.

THE CURRENT MARKET

We believe a great deal of negative sentiment has already been priced into the market.  In fact, during the last quarter of the year equity markets rebounded and posted robust gains with the broad Russell 3000 Index appreciating 7.18% and the S&P 500® Index appreciating 7.56% during the quarter.  We also note that both of our Funds achieved double-digit returns during the fourth quarter with Adviser Class shares of the Olstein All Cap Value Fund increasing 10.36% and Adviser Class shares of the Olstein Strategic Opportunity Fund increasing 14.39%.1

Every day in the business media, stock market strategists and analysts predict whether the market has more downside, has bottomed, a recession is coming or is not coming, which creates all kinds of confusion and volatility as if these strategists’ and analysts’ predictions possessed special powers. We believe these daily changing predictions are akin to a bad comedy show. When the predictions on the stock market tend to be mostly bearish (as they are today), individual stocks usually show intermittent large declines.  Our job is to utilize our proprietary research to increase the probability that our investors make money over long periods of time.  We believe our experience in

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Adviser Class average annual return for the one-year, five-year, and ten-year periods ended 12/31/22, assuming reinvestment of dividends and capital gain distributions, was -18.32%, 5.77%, and 9.66%, respectively. Per the Fund’s prospectus dated 10/28/22, the expense ratio for the Olstein All Cap Value Fund Adviser Class was 1.16%. The Olstein Strategic Opportunities Fund Adviser Class return as of 12/31/22 for the one-year, five-year, and since inception (05/11/2015) periods, assuming reinvestment of dividends and capital gain distributions, was -21.15%, 4.40% and 3.51%, respectively. Per the Fund’s 10/28/22 prospectus, the gross expense ratio for the Adviser Class share was 1.36% and the net expense ratio was 1.35%. The Adviser has contractually agreed to waive certain fees/expenses until October 28, 2023. Performance would have been lower without waivers in effect. Expense ratios for the Funds’ other share classes will vary. Performance for the Funds’ other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

THE OLSTEIN FUNDS

interpreting accounting disclosure and looking behind the numbers of financial statements when valuing companies gives your Fund an advantage when selecting stocks to buy. We firmly believe that paying the right price for a good company increases the odds of delivering higher long-term returns to shareholders rather than relying on often flawed market predictions and/or economic predictions which change by the minute.  As value investors, we believe our main job is to value companies after performing a forensic analysis of their financial statements and wait for market price discounts to develop during periods of investment negativity and to take advantage of these opportunities to purchase good companies with solid balance sheets at discounted prices. We currently see an environment full of opportunities as negative investor sentiment has indiscriminately and unfairly punished the stocks of many good companies with solid balance sheets and significant future free cash flow potential.  For us, stock selection is driven by an emphasis on valuing companies that have been unfairly driven to low prices by temporary issues such as the negativity created by higher interest rates, supply chain shortages, recession predictions, and just overall investment negativity. The past year’s market declines have been led by the corrections in the apparently overpriced social media and online retail and information technology sectors which were yesterday’s darlings. We believe these companies are still over-owned and still represent meaningful percentages of the large indexes and are still experiencing daily liquidations from portfolios apparently surprised when their meteoric growth began to slow down.

As we have done for the past 28 years, we often buy during periods of overall investment negativity to take advantage of the discounts that are created by indiscriminate selling of well-established companies which are sold along with the overpriced stocks. The past seven-year upside run in the technology and social media stocks occurred in good companies, but in our opinion these companies eventually reached prices that could not be justified because estimates of future cash flow growth were not realistic.  Pessimism and underperformance create frustration for most investors, including value investors. When the previous market leaders who dominated the leading averages stumble, it usually leads to increasing negative market psychology and reductions in the leading market averages, reinforcing the negative market psychology.  Finally, indiscriminate selling and rushes to the exits affect the stock prices of even appropriately valued companies and they start falling with the previous market leaders. During these periods in which good companies are being punished unfairly, we seek to take advantage of the indiscriminate sales and take positions in companies that we believe have been driven to prices that represent extreme discounts despite having the possibility of generating materially higher future free cash flow. In addition, we want our holdings to have conservative balance sheets and management

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who want to deliver increasing returns to shareholders.  We love pessimism, especially when the pessimism creates artificially low prices that create the potential for above-average long-term gains.

STRATEGY

We believe our focus on company fundamentals, particularly our emphasis on free cash flow, accounting reality, and returns on invested capital, allows us to identify those companies that not only have focused their priorities in the face of a weaker economic environment but have also identified options that can create a substantial strategic advantage for the inevitable improvement in the economic cycle. We use our experience in accounting and corporate reporting practices to look behind the numbers looking for anomalies indicative that a company’s normalized ability to produce future free cash flow is not being properly reflected by current market prices.

For the portfolios of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, we remain focused on individual companies, their operations, and prospects for maintaining or growing sustainable free cash flow. As long-term value investors, we recognize that companies generating sustainable free cash flow are well-positioned to compete profitably during a challenging economic environment. The Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund portfolios consist of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, management teams that emphasize decisions based on the cost of capital calculations and deploy free cash flow to create value. In 2023, we will continue to focus on companies that demonstrate a commitment to maintaining a strong financial position and have the ability to generate sustainable free cash flow, not currently being valued appropriately by the market. We believe these companies have an ability to deliver long-term value that, in many cases, is not properly recognized by the market and thus are selling at significant discounts to intrinsic value.

We also believe that overall stock selection by professional investors is only in the early stages of focusing on company fundamentals and accounting assumptions that reflect economic reality in valuing companies, while other investors are still relying on market timing calls and determining whether or not quarterly earnings beat or missed quarterly earnings estimates.

THE OLSTEIN FUNDS

THE OLSTEIN ALL CAP VALUE FUND

For the six-month reporting period ended December 31, 2022, Adviser Class shares of the Olstein All Cap Value Fund appreciated 0.35%, Class C shares depreciated - 0.11% and Class A shares appreciated 0.24%.2  During the same six-month period, the Russell 3000® Value Index appreciated 5.95% and the Russell 3000® Index appreciated 2.40%.

PORTFOLIO REVIEW

At December 31, 2022, the Olstein All Cap Value Fund portfolio consisted of 82 holdings with an average weighted market capitalization of $133.29 billion. During the six-month reporting period, the Fund initiated one position and eliminated its holdings in four companies.

During the reporting period, the All Cap Value Fund initiated a position in International Flavors & Fragrances Inc. and sold its holdings in Automatic Data Processing Inc. and  Keurig Dr. Pepper, as the price of each stock reached our valuation level. The Fund also sold its holding in Paramount Global and Western Digital Corp. and redeployed the proceeds into what we believed are better opportunities with more favorable risk-reward profiles.

Our Leaders

The Olstein All Cap Value Fund’s leading performers for the six-month reporting period ended December 31, 2022, include: Schlumberger Ltd., Universal Health Services, Omnicom Group, Tapestry Inc. and Cummins Inc.  At the close of the year the Fund continued to maintain positions in all five of these companies.

[2]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/22, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was -19.86%, 4.72%, and 8.59%, respectively. Per the Fund’s prospectus dated 10/28/22, the expense ratio for the Olstein All Cap Value Fund Class A and Class C shares were 1.42% and 2.15% respectively. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN FUNDS

Our Laggards

Laggards during the six-month reporting period include: Generac Holdings, Scotts Miracle-Gro Company, Warner Bros Discovery, Inc., Intel Corp., and Stanley Black & Decker, Inc. At the close of the year, the Fund continued to maintain positions in all five of these companies.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

For the six-month reporting period ended December 31, 2022, Adviser Class shares of the Strategic Opportunities Fund appreciated 7.21%; Class A shares appreciated 7.01% and Class C shares appreciated 6.64%.3  The Fund’s primary benchmark, the Russell 2500® Value Index, appreciated 4.29% and the Fund’s secondary benchmark, Russell 2500® Index, appreciated 4.40%, during the same time period.

PORTFOLIO REVIEW

As of December 31, 2022, the Olstein Strategic Opportunities Fund portfolio consisted of 38 holdings with an average weighted market capitalization of $4.95 billion. During the reporting period, the Fund initiated one new position and eliminated three holdings.  The Fund initiated a position in the Scotts Miracle-Gro Company and eliminated its holdings in Big Lots Inc., Federal Signal Corporation and Lifetime Brands. The Fund sold its holdings in Federal Signal Corporation as the price of the company’s stock reached our valuation. The Fund eliminated its holdings in Big Lots Inc. and Lifetime Brands and redeployed the proceeds into what we believed are better opportunities with more favorable risk-reward profiles.

[3]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class C return as of 12/31/22 for the one-year, five-year, and ten-year periods, assuming deduction of the maximum Class C contingent deferred sales charge of 1% during the one-year period, was -22.70%, 3.35% and 7.11%, respectively. Per the Fund’s 10/28/22 prospectus, the gross expense ratio for the Class A and Class C shares were 1.62% and 2.35%, respectively, and the net expense ratio was 1.60% and 2.35%, respectively. The Adviser has contractually agreed to waive certain fees/expenses until October 28, 2023. Performance would have been lower without waivers in effect. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

THE OLSTEIN FUNDS

Our Leaders

Leading performers for the six-month reporting period include: Wabash National, Federal Signal Corporation, Graham Corporation, The Timken Company, and The Shyft Group. At the close of the year the Fund continued to maintain positions in each of these companies, except Federal Signal Corporation.

Our Laggards

Laggards during the six-month reporting period include: Generac Holdings, Scotts Miracle-Gro, Lifetime Brands, Big Lots, Warner Bros. Discovery, and Cushman & Wakefield. At the close of the reporting period the Fund continued to maintain positions in Generac Holdings, Warner Bros Discovery, and Cushman & Wakefield. As previously discussed, the Fund eliminated its holdings in Lifetime Brands during the reporting period.

Long-Term Confidence in the Face of Short-Term Uncertainty

As we look back on 2022, we are reminded of the importance of maintaining a proper perspective when investing in equities. The past year proved to be extremely challenging for investors as most major asset classes experienced negative performance in 2022.  U.S. equity markets experienced their worst year since 2008, with the benchmark S&P 500® Index falling -18.11%. Likewise, investors found little refuge in bonds or U.S. Treasuries with the S&P U.S. Aggregate Bond Index falling -12.03% and the S&P U.S. Treasury Bond Index falling -10.98% in 2022.

The upheaval throughout the past year created uncertainty that caused many investors to react to day-to-day gyrations of the market either by reducing or selling their equity holdings or by avoiding equities completely due to fears of steep short-term market declines. From our experience, a challenging investment landscape, marked by short-term uncertainty such as we experienced in 2022, often results in emotional decision-making where investors forego logic and reason and unfairly punish companies with strong fundamentals due to investors’ heightened fears. Such investor behavior, exacerbated by the constant drumbeat of negative news, can create indiscriminate selling in good companies. Our investment discipline seeks to capitalize on these short-term deviations and often sets the stage for us to deliver superior long-term investment returns in the periods following these downturns. Indeed, our performance pattern suggests that our portfolios’ best years often follow periods of overwhelming negative sentiment that result in broad equity market downturns similar to what investors experienced this past year. In the past, after the Fund experienced disappointing periods of short-term underperformance caused by indiscriminate selling of good

THE OLSTEIN FUNDS

companies, we used these periods of market negativity as an opportunity to take advantage of the discount being offered (the deviation between intrinsic value and market prices) and look to purchase companies with sound financials, realistic accounting, and market prices that did not recognize the company’s normalized ability to produce future free cash flow. WE ADVISE YOU TO REVIEW THE TABLE ON PAGE 14 SHOWING THE FIRM’S QUARTERLY LONG-TERM PERFORMANCE SINCE INCEPTION and reach your own conclusions about the price appreciation that occurred after periods of short-term underperformance. Paying the right price was and is our method of market timing, our attempt to limit risk, and setting up the Fund for possible long-term above-average appreciation. As repeated throughout the letter, paying the right price is our method of taking advantage of the prices offered during overly negative market periods and is the strategy we use in our attempt to limit downside risk in our portfolio holdings. We never know exactly when (the timing) the public may begin buying these undervalued securities in our portfolio in bulk which usually leads to rapid price appreciation, but patience is needed to be a value investor.  We added to many of our current portfolio holdings during the recent period of market negativity at what we believe are the right discounted prices.  We believe the shift by the public to focus on stocks which are analyzed and valued based on the analysis of company fundamentals has already started. Rather than relying on market timing, quarterly earnings beats and misses or predicting individual short-term stock fluctuations, we continue to focus on company fundamentals and valuing companies, and we believe losses generated are bringing back the investing public to valuing companies by looking at their fundamentals.

Our confidence in the long-term prospects of our holdings is rooted in our investment process and analysis of individual companies (knowing what we own) and does not rely on overall short-term market movements (which we believe nobody knows). As negative economic news and events overwhelm equity markets, we believe it is extremely important to remain focused on company fundamentals and tune out the daily noise and the doomsday predictions. We believe investors are in the early stages of again paying attention to the lost art of valuing companies based on fundamentals.  Market volatility, driven by an onslaught of negative news, continues to fuel short-term panic and overreactions to predictions of ultimate doom. Unfortunately, these apparently random predictions drive too many investment decisions. In our view, the extreme upside and downside volatility that has characterized equity markets over the past twelve months has created ample opportunities for the Funds to purchase undervalued securities at the right prices, which we believe increases the Funds’ probability of achieving their long-term capital gains objectives.

THE OLSTEIN FUNDS

We do not focus on whether or not a recent purchase is currently underperforming the market or may continue to underperform for the next quarter or year. Our estimation of a company’s ability to generate sustainable long-term free cash flow not being valued by the market buoys our confidence to ride out short-term periods of uncertainty and negative sentiment. Pessimism is our friend because it produces the prices which we believe set up our ability to perform over time rather than all of the time. As we stated throughout this report, we do not rely on conventional market timing or individual stock timing, we time when to buy by paying what we believe is the right price and we believe conventional timing is an exercise in futility.  Our process sticks to valuing companies and looking for discounts to that value. We allow the soothsayers to predict recessions, interest rates, and other factors that may affect stock prices in the short run.  However, at all times it is our job to determine whether or not the current market price of a good company is not yet valuing the future normalized free cash flow the company is capable of producing.

When managing our Funds’ portfolios, we are concerned with the probability of loss over three to five-year periods. We manage overall risk on a stock-by-stock basis as we build each portfolio. First and foremost, we seek to mitigate risk by buying stocks at prices which, in our opinion, have a low probability of selling for a price that is significantly lower than the price we are currently paying after a couple of years. Thus, we attempt to reduce such downside risk by purchasing companies at prices that we believe already incorporate too much short-term negativity. Additionally, since our process seeks to accurately estimate sustainable future free cash flows, we are always concerned that our estimates are too optimistic and thus our valuations three to five years hence could become unrealistic. To mitigate the impact of incorrect valuations or investing in a classic “value trap” (which we do from time to time), we seek to buy companies selling at a significant discount to our determination of their intrinsic value.  By buying companies at a 30% or greater discount to our determination of their intrinsic value, we seek to mitigate the effects of additional stock market price deterioration when our estimates are off or when we are just plain wrong.

We believe that our analytical process becomes even more important during periods of excessive downside market volatility.  During these periods, we concentrate on factors likely to affect a company’s future such as whether or not its financial strength (as reflected in its balance sheet) is strong enough to weather the current difficult times if the difficult times last longer than we expect. At all times, especially during turbulent economic environments, we also focus on how current economic and financial events are likely to affect a company’s future prosperity (the company’s normalized ability to generate

THE OLSTEIN FUNDS

long-term future free cash flow).  During periods of negativity, we have to filter out a lot of noise, mainly the onslaught of negative market news and economic forecasts.  We emphasize long-term value and pay close attention to the resiliency of a company’s core business, the quality of its management, the nature of its operating challenges and, lastly and most importantly, its financial strength.

We continually assess a company’s core business and sources of its competitive advantage that allow the company to overcome any temporary setbacks presented by economic contraction.  Since companies that maintain or improve their performance during troubling economic times may still find their stocks held back by overall negative market sentiment, it is extremely important that the core business has the ability to generate sustainable free cash flow over our anticipated holding period of three years to five years or longer. Our analysis focuses on how the company’s operations generate sustainable free cash flow and the level of investment required to improve company performance and eventually grow the business, particularly as economic headwinds recede.

From our experience as value investors, we continually keep an eye out for company-specific factors that may signal a potential impairment to future company operations and free cash flow.  We seek to avoid situations or sell our positions where a company’s core business has failed to keep pace with changes in the economic, competitive or technological landscape.  We also seek to avoid companies with products and services that have become less relevant to the future, but not companies that are merely experiencing temporary problems.

While we are concerned with the overall economic environment and outlook and recognize that macroeconomic factors can exert extreme short-term influence over equity prices from time to time, we are more concerned with how individual companies operate under all types of economic conditions and cycles. We believe that the analysis of specific companies, their potential prospects and private market value, and not overall market sentiment, are the keys to making decisions that increase the chances for successful investment outcomes.  In our opinion, patience is the most important attribute needed to be a successful value investor. TO REPEAT, WE BELIEVE THE MOST IMPORTANT FACTOR AFFECTING FUTURE RETURNS ON ANY STOCK IS THE PRICE YOU PAY TO PURCHASE THE SECURITY.

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FINAL THOUGHTS

While bouts of market volatility are unsettling, we must point out that such periods are a normal feature of long-term value investing. Since effectively timing the market’s ups and downs with enough regularity to profit therefrom is nearly impossible, we stay focused on the long-term by identifying opportunities for meaningful capital appreciation presented by individual companies and by exploiting market drops and dips to strategically add to existing positions in the portfolio or initiate positions in companies that possess our essential value characteristics. We remind you that, as past experience shows, patience has rewarded the Funds with their long-term records despite periods of underperformance along the way. SEE FUND LONG-TERM PERFORMANCE CHART ON PAGE 14.  We intend to stay the course since we believe we are invested in high-quality companies that have the financial strength to ride out current market jitters while at the same time offering favorable long-term business prospects.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Funds’ objective of long-term capital appreciation.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chairman and Chief Investment Officer	Co-Lead Portfolio Manager

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The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

(UNAUDITED)

Value of Shares
Owned, If Initial
Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934
3/31/19	87,094
6/30/19	91,214
9/30/19	91,699
12/31/19	99,092
3/31/20	67,832
6/30/20	82,811
9/30/20	89,674
12/31/20	109,015
3/31/21	126,682
6/30/21	132,404
9/30/21	130,095
12/31/21	136,354
3/31/22	131,948
6/30/22	110,399
9/30/22	100,138
12/31/22	110,274

The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Funds’ investment philosophy and are subject to change. Do not make

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investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/22 is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges, and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

Regarding the Olstein Strategic Opportunities Fund, an investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to be a broad-based indicator representing the U.S. stock market performance in general. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of

THE OLSTEIN FUNDS

their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. The S&P U.S. Aggregate Bond Index is designed to measure the performance of publicly issued U.S. dollar denominated investment-grade debt. The index is part of the S&P AggregateTM Bond Index family and includes U.S. treasuries, quasi-governments, corporates, taxable municipal bonds, foreign agency, supranational, federal agency, and non-U.S. debentures, covered bonds, and residential mortgage pass-throughs.  The S&P U.S. Treasury Bond Index is a broad, comprehensive, market-value weighted index that seeks to measure the performance of the U.S. Treasury Bond market.  Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. One cannot invest directly in an index. Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet. The price-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

THE OLSTEIN FUNDS

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A shares from Inception through the period ended December 31, 2022. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2022
	1 Year	3 Year	Inception(5)
Olstein All Cap Value Fund – Class A (without Load)(1)	-18.52%	4.40%	5.18%
Olstein All Cap Value Fund – Class A (Load Adjusted)(1)	-23.01%	2.45%	3.80%
Russell 3000® Value Index(2)	-7.98%	5.88%	6.55%
Russell 3000® Index(3)	-19.21%	7.07%	7.95%
S&P 500® Index(4)	-18.11%	7.66%	8.73%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the period ended December 31, 2022. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	-19.13%	4.72%	8.59%	5.55%	9.20%
Russell 3000 Value® Index(2)	-7.98%	6.50%	10.16%	6.96%	8.85%
Russell 3000® Index(3)	-19.21%	8.79%	12.13%	8.66%	9.10%
S&P 500® Index(4)	-18.11%	9.42%	12.56%	8.81%	9.18%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the period ended December 31, 2022. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	-18.32%	5.77%	9.66%	6.51%	7.56%
Russell 3000® Value Index(2)	-7.98%	6.50%	10.16%	6.96%	7.13%
Russell 3000® Index(3)	-19.21%	8.79%	12.13%	8.66%	7.00%
S&P 500® Index(4)	-18.11%	9.42%	12.56%	8.81%	6.74%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the period ended December 31, 2022. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	-21.35%	4.13%	7.91%	7.19%	6.54%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	-25.67%	2.96%	7.31%	6.79%	6.16%
Russell 2500® Value Index(2)	-13.08%	4.75%	8.93%	7.45%	6.75%
Russell 2500® Index(3)	-18.37%	5.89%	10.03%	8.10%	7.92%
S&P 500® Index(4)	-18.11%	9.42%	12.56%	8.81%	8.77%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the period ended December 31, 2022. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	-21.93%	3.35%	7.11%	6.39%	5.76%
Russell 2500® Value Index(2)	-13.08%	4.75%	8.93%	7.45%	6.75%
Russell 2500® Index(3)	-18.37%	5.89%	10.03%	8.10%	7.92%
S&P 500® Index(4)	-18.11%	9.42%	12.56%	8.81%	8.77%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operations was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class shares from Inception through the period ended December 31, 2022. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2022
	1 Year	3 Year	5 Year	Inception(5)
Olstein Strategic Opportunities –
Adviser Class(1)	-21.15%	3.75%	4.40%	3.51%
Russell 2500® Value Index(2)	-13.08%	5.22%	4.75%	6.42%
Russell 2500® Index(3)	-18.37%	5.00%	5.89%	7.16%
S&P 500® Index(4)	-18.11%	7.66%	9.42%	10.24%

(1)
Assumes reinvestment of dividends and capital gains. Also include all expense at the end of the period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of December 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchase and sales of Fund shares, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, interest expense and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 – December 31, 2022.

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual
Class A(2)	$1,000.00	$1,002.40	$7.17
Class C(2)	$1,000.00	$998.90	$10.93
Adviser Class(2)	$1,000.00	$1003.50	$5.91
Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,018.05	$7.22
Class C	$1,000.00	$1,014.27	$11.02
Adviser Class	$1,000.00	$1,019.31	$5.96

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.42%, 2.17% and 1.17% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2022, of 0.24%, -0.11%, and 0.35% for the Class A, Class C and the Adviser Class, respectively.

Olstein Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	7/1/22	12/31/22	7/1/22 – 12/31/22
Actual
Class A(4)	$1,000.00	$1,070.10	$8.35
Class C(4)	$1,000.00	$1,066.40	$12.24
Adviser Class(4)	$1,000.00	$1,072.10	$7.05
Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93
Adviser Class	$1,000.00	$1,018.40	$6.87

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.60%, 2.35% and 1.35% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended December 31, 2022, of 7.01%, 6.64%, and 7.21% for the Class A, Class C and the Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a Percentage of Investments
December 31, 2022 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a Percentage of Investments
December 31, 2022 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2022 (Unaudited)

COMMON STOCKS – 97.8%
ADVERTISING AGENCIES – 1.5%	Shares	Value
Omnicom Group, Inc. (a)	103,770	$8,464,519

AEROSPACE & DEFENSE – 2.4%
L3Harris Technologies, Inc.	26,000	5,413,460
Raytheon Technologies Corporation	83,000	8,376,360
		13,789,820

AIR DELIVERY & FREIGHT SERVICES – 3.0%
FedEx Corporation	47,000	8,140,400
United Parcel Service, Inc. – Class B	50,000	8,692,000
		16,832,400

AIRLINES – 2.6%
Delta Air Lines, Inc. (b)	276,000	9,069,360
Southwest Airlines Company (b)	172,000	5,791,240
		14,860,600

AUTO MANUFACTURERS – 1.3%
General Motors Company	213,000	7,165,320

AUTOMOBILES – 0.9%
Winnebago Industries, Inc. (a)	97,987	5,163,915

BUILDING PRODUCTS – 1.3%
Carrier Global Corporation	185,000	7,631,250

CAPITAL MARKETS – 1.3%
Goldman Sachs Group, Inc.	21,000	7,210,980

CHEMICALS – 4.0%
Corteva, Inc.	118,000	6,936,040
Eastman Chemical Company	75,500	6,148,720
International Flavors & Fragrances, Inc. (a)	28,000	2,935,520
Scotts Miracle-Gro Company – Class A (a)	137,900	6,700,561
		22,720,841

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.8% – continued
COMMERCIAL BANKS – 5.8%	Shares	Value
Citizens Financial Group, Inc.	172,000	$6,771,640
Fifth Third Bancorp (a)	194,000	6,365,140
Prosperity Bancshares, Inc. (a)	70,489	5,123,141
U.S. Bancorp	163,000	7,108,430
Wells Fargo & Company	182,000	7,514,780
		32,883,131
COMMERCIAL SERVICES – 1.3%
Moody’s Corporation	15,500	4,318,610
S&P Global, Inc. (a)	10,000	3,349,400
		7,668,010
COMMERCIAL SERVICES & SUPPLIES – 1.4%
ABM Industries, Inc.	173,503	7,707,003

COMMUNICATIONS EQUIPMENT – 2.1%
Cisco Systems, Inc.	249,000	11,862,360

COMPUTERS – 1.1%
Apple, Inc.	49,000	6,366,570

CONSUMER FINANCE – 4.2%
American Express Company	44,000	6,501,000
Equifax, Inc. (a)	33,009	6,415,629
MasterCard, Inc. – Class A	14,000	4,868,220
Visa, Inc. – Class A (a)	30,000	6,232,800
		24,017,649

CONTAINERS & PACKAGING – 1.2%
WestRock Company	202,000	7,102,320

DISTRIBUTORS – 1.0%
LKQ Corporation	108,000	5,768,280

DIVERSIFIED FINANCIAL SERVICES – 2.0%
Berkshire Hathaway, Inc. – Class B (b)	11,000	3,397,900
Invesco Ltd. (c)	429,150	7,720,408
		11,118,308

E-COMMERCE – 1.4%
eBay, Inc.	186,000	7,713,420

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.8% – continued
ELECTRICAL EQUIPMENT – 1.8%	Shares	Value
Generac Holdings, Inc. (a)(b)	101,550	$10,222,023

ELECTRONICS – 1.5%
Sensata Technologies Holding PLC (c)	215,000	8,681,700

ENERGY EQUIPMENT & SERVICES – 1.1%
Schlumberger Ltd. (c)	115,000	6,147,900

ENTERTAINMENT – 1.6%
Warner Bros Discovery, Inc. (a)(b)	960,750	9,107,910

FOOD & DRUG RETAILERS – 3.0%
CVS Health Corporation	78,000	7,268,820
Walgreens Boots Alliance, Inc. (a)	263,904	9,859,453
		17,128,273

FOOD PRODUCTS – 0.5%
Hormel Foods Corporation (a)	60,000	2,733,000

HEALTH CARE EQUIPMENT & SUPPLIES – 6.3%
Baxter International, Inc.	173,000	8,817,810
Becton, Dickinson and Company	33,000	8,391,900
Hologic, Inc. (b)	75,000	5,610,750
Medtronic PLC (c)	100,000	7,772,000
Zimmer Biomet Holdings, Inc.	41,850	5,335,875
		35,928,335

HEALTH CARE PROVIDERS & SERVICES – 2.7%
Quest Diagnostics Inc.	46,000	7,196,240
UnitedHealth Group, Inc.	7,750	4,108,895
Universal Health Services, Inc. – Class B	28,000	3,944,920
		15,250,055

HOTELS, RESTAURANTS & LEISURE – 2.1%
Booking Holdings, Inc. (b)	3,350	6,751,188
Denny’s Corporation (b)	549,370	5,059,698
		11,810,886

HOUSEHOLD DURABLES – 1.4%
Mohawk Industries, Inc. (a)(b)	79,500	8,126,490

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.8% – continued
HOUSEHOLD PRODUCTS – 2.5%	Shares	Value
Kimberly-Clark Corporation	54,000	$7,330,500
Reynolds Consumer Products, Inc. (a)	234,600	7,033,308
		14,363,808

INDUSTRIAL EQUIPMENT WHOLESALE – 1.3%
WESCO International, Inc. (b)	60,000	7,512,000

INSURANCE – 2.3%
Marsh & McLennan Companies, Inc.	17,000	2,813,160
Travelers Companies, Inc.	24,000	4,499,760
Willis Towers Watson PLC (c)	24,000	5,869,920
		13,182,840

INTERACTIVE MEDIA & SERVICES – 1.4%
Meta Platforms, Inc. – Class A (b)	65,000	7,822,100

INTERNET SOFTWARE & SERVICES – 1.7%
Alphabet, Inc. – Class C (b)	106,000	9,405,380

IT SERVICES – 3.3%
Fidelity National Information Services, Inc.	144,497	9,804,121
SS&C Technologies Holdings, Inc.	173,000	9,006,380
		18,810,501

MACHINERY – 2.9%
Cummins, Inc.	30,500	7,389,845
Fortive Corp.	49,059	3,152,041
Stanley Black & Decker, Inc. (a)	79,000	5,934,480
		16,476,366
MATERIALS – 1.1%
Axalta Coating Systems Ltd. (b)(c)	239,100	6,089,877

MEDIA – 3.2%
Comcast Corporation – Class A	222,000	7,763,340
Walt Disney Company (b)	117,000	10,164,960
		17,928,300

PHARMACEUTICALS – 1.5%
Johnson & Johnson	48,000	8,479,200

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.8% – continued
REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.4%	Shares	Value
CBRE Group, Inc. – Class A (a)(b)	95,000	$7,311,200
Cushman & Wakefield Plc (b)(c)	377,000	4,697,420
Jones Lang LaSalle, Inc. (b)	45,550	7,259,304
		19,267,924

RESTAURANTS – 2.4%
Cracker Barrel Old Country Store, Inc. (a)	39,800	3,770,652
Dine Brands Global, Inc. (a)	107,300	6,931,580
McDonald’s Corporation	10,000	2,635,300
		13,337,532

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.6%
Intel Corporation	325,000	8,589,750
Kulicke and Soffa Industries, Inc. (a)	161,300	7,139,138
Texas Instruments, Inc.	27,000	4,460,940
		20,189,828

SOFTWARE – 2.5%
Microsoft Corporation	33,000	7,914,060
Oracle Corporation	77,000	6,293,980
		14,208,040

TELECOMMUNICATIONS – 1.5%
Corning, Inc.	261,000	8,336,340

TEXTILES, APPAREL & LUXURY GOODS – 1.4%
Tapestry, Inc. (a)	205,450	7,823,536
TOTAL COMMON STOCKS (Cost $540,222,903)		554,416,840

SHORT-TERM INVESTMENT – 2.1%
MONEY MARKET DEPOSIT ACCOUNT – 2.1%
U.S. Bank N.A., 3.90% (d)
Total Money Market Deposit Account	11,762,996	$11,762,996
TOTAL SHORT-TERM INVESTMENT (Cost $11,762,996)		11,762,996

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 19.0%
INVESTMENT COMPANY – 19.0%	Shares	Value
Mount Vernon Liquid Assets Portfolio, LLC., 4.49% (e)
Total Investment Company	107,957,008	$107,957,008
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $107,957,008)		107,957,008

TOTAL INVESTMENTS – 118.9%
(Cost $659,942,907)		674,136,844
OTHER ASSETS & LIABILITIES, NET – (18.9)%		(107,346,523)
TOTAL NET ASSETS – 100.0%		$566,790,321

PLC – Public Limited Company
(a)	All or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a value of $105,331,235 at December 31, 2022.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2022 (Unaudited)

COMMON STOCKS – 97.8%
AUTO COMPONENTS – 2.5%	Shares	Value
Miller Industries, Inc.	79,000	$2,106,140

AUTO MANUFACTURERS – 3.2%
Blue Bird Corporation (a)(b)	252,000	2,698,920

AUTOMOBILES – 2.4%
Winnebago Industries, Inc. (a)	39,000	2,055,300

BANKS – 1.5%
First Hawaiian, Inc. (a)	49,000	1,275,960

CHEMICALS – 1.9%
Scotts Miracle-Gro Company – Class A (a)	33,000	1,603,470

COMMERCIAL BANKS – 6.4%
Citizens Financial Group, Inc.	53,000	2,086,610
Home BancShares, Inc. (a)	78,500	1,789,015
Prosperity Bancshares, Inc. (a)	21,400	1,555,352
		5,430,977

COMMERCIAL SERVICES & SUPPLIES – 5.3%
ABM Industries, Inc. (a)	41,497	1,843,297
Brady Corporation – Class A	56,000	2,637,600
		4,480,897

CONTAINERS & PACKAGING – 2.2%
WestRock Company	53,050	1,865,238

DIVERSIFIED FINANCIAL SERVICES – 4.0%
Invesco Ltd. (c)	191,050	3,436,990

ELECTRICAL EQUIPMENT – 2.2%
Generac Holdings, Inc. (a)(b)	18,450	1,857,177

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.1%
Vishay Intertechnology, Inc. (a)	122,000	2,631,540

ELECTRONICS – 3.3%
Sensata Technologies Holding PLC (a)(c)	70,000	2,826,600

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.8% – continued
ENTERTAINMENT – 2.6%	Shares	Value
Warner Bros Discovery, Inc. (a)(b)	237,250	$2,249,130

HEALTH CARE EQUIPMENT & SUPPLIES – 2.3%
Zimmer Biomet Holdings, Inc.	15,150	1,931,625

HEALTH CARE PRODUCTS – 3.0%
Integra LifeSciences Holdings Corporation (a)(b)	46,000	2,579,220

HOTELS, RESTAURANTS & LEISURE – 2.5%
Denny’s Corporation (b)	227,630	2,096,472

HOUSEHOLD DURABLES – 6.3%
Central Garden & Pet Company – Class A (a)(b)	82,000	2,935,600
Mohawk Industries, Inc. (b)	23,500	2,402,170
		5,337,770

HOUSEHOLD PRODUCTS – 2.4%
Reynolds Consumer Products, Inc. (a)	68,400	2,050,632

INDUSTRIAL EQUIPMENT WHOLESALE – 3.0%
WESCO International, Inc. (b)	20,000	2,504,000

LEISURE PRODUCTS – 3.1%
Johnson Outdoors, Inc.	40,000	2,644,800

MACHINERY – 10.0%
Gates Industrial Corporation PLC (b)(c)	220,000	2,510,200
Graham Corporation (b)	161,000	1,548,820
Shyft Group, Inc.	117,000	2,908,620
Timken Company (a)	21,000	1,484,070
		8,451,710

MATERIALS – 2.6%
Axalta Coating Systems Ltd. (b)(c)	86,350	2,199,334

PHARMACEUTICALS – 3.5%
Prestige Consumer Healthcare, Inc. (b)	47,665	2,983,829

REAL ESTATE MANAGEMENT & DEVELOPMENT – 5.1%
Cushman & Wakefield PLC (b)(c)	190,000	2,367,400
Jones Lang LaSalle, Inc. (b)	12,450	1,984,156
		4,351,556

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.8% – continued
RESTAURANTS – 4.8%	Shares	Value
Cracker Barrel Old Country Store, Inc. (a)	15,450	$1,463,733
Dine Brands Global, Inc. (a)	40,210	2,597,566
		4,061,299

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.5%
Kulicke and Soffa Industries, Inc. (a)	48,700	2,155,462

TEXTILES, APPAREL & LUXURY GOODS – 4.4%
Kontoor Brands, Inc. (a)	58,000	2,319,420
Tapestry, Inc. (a)	36,550	1,391,824
		3,711,244

TRANSPORTATION EQUIPMENT – 1.7%
Wabash National Corporation (a)	62,000	1,401,200
TOTAL COMMON STOCKS (Cost $83,769,206)		82,978,492

SHORT-TERM INVESTMENT – 2.3%
MONEY MARKET DEPOSIT ACCOUNT – 2.3%
U.S. Bank N.A., 3.90% (d)
Total Money Market Deposit Account	1,941,578	1,941,578
TOTAL SHORT-TERM INVESTMENT (Cost $1,941,578)		1,941,578

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 33.8%
INVESTMENT COMPANY – 33.8%
Mount Vernon Liquid Assets Portfolio, LLC., 4.49% (e)
Total Investment Company	28,727,340	28,727,340
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $28,727,340)		28,727,340

TOTAL INVESTMENTS – 133.9%
(Cost $114,438,124)		113,647,410
OTHER ASSETS & LIABILITIES, NET – (33.9)%		(28,767,692)
TOTAL NET ASSETS – 100.0%		$84,879,718

PLC – Public Limited Company
(a)	All or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a value of $28,133,963 at December 31, 2022.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

(THIS PAGE INTENTIONALLY LEFT BLANK).

The Olstein Funds
Statements of Assets and Liabilities as of December 31, 2022 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value(1) (at cost $659,942,907
and $114,438,124, respectively)	$674,136,844	$113,647,410
Receivable for investment securities sold	1,340,038	63,991
Receivable for capital shares sold	105,101	81,353
Dividends and interest receivable	793,493	53,943
Securities lending income receivable	15,708	3,822
Prepaid expenses	56,916	31,576
Total Assets	$676,448,100	$113,882,095

Liabilities:
Payable upon return of securities loaned	107,957,008	28,727,340
Payable for capital shares redeemed	678,157	111,385
Payable to investment adviser	493,793	63,757
Payable for investment securities purchased	205,846	—
Payable for transfer agent fees & expenses	107,691	34,390
Accrued distribution fees	92,624	12,216
Payable for fund administration & accounting fees	79,447	22,263
Payable for audit fees	10,300	10,308
Payable for custody fees	6,720	1,010
Payable for trustee fees	4,173	4,485
Payable for compliance fees	2,086	2,086
Accrued expenses	19,934	13,137
Total Liabilities	109,657,779	29,002,377
Net Assets	$566,790,321	$84,879,718

Net Assets Consist of:
Paid-in capital	$544,283,002	$87,184,179
Total distributable earnings (accumulated loss)	22,507,319	(2,304,461)
Total net assets	$566,790,321	$84,879,718

(1)	Includes securities on loan with a value of $107,957,008 and $28,727,340, respectively.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Class A:
Net assets	$282,246,548	$26,799,465
Shares of beneficial interest outstanding(1)	12,034,658	1,416,449
Net asset value, offering price and redemption price per share	$23.45	$18.92
Maximum offering price per share(2)	$24.81	$20.02

Class C:
Net assets	$35,471,652	$7,451,427
Shares of beneficial interest outstanding(1)	2,143,453	458,803
Net asset value, offering price and redemption price per share(3)	$16.55	$16.24

Adviser Class:
Net assets	$249,072,121	$50,628,826
Shares of beneficial interest outstanding(1)	10,489,745	2,619,860
Net asset value, offering price and redemption price per share	$23.74	$19.33

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

The Olstein Funds
Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$5,569,192	$709,799
Interest income	238,769	34,695
Securities lending income, net	68,188	18,796
Total investment income	5,876,149	763,290

Expenses:
Investment advisory fees (See Note 4)	3,004,389	438,774
Transfer agent fees & expenses (See Note 4)	223,108	77,604
Fund administration & accounting fees (See Note 4)	189,408	70,464
Federal & state registration fees	26,664	24,592
Custody fees (See Note 4)	20,267	3,123
Postage & printing fees	14,456	6,608
Insurance fees	11,224	3,032
Audit fees	10,304	10,304
Trustee fees	9,008	8,912
Compliance fees (See Note 4)	6,256	6,256
Legal fees	6,072	6,072
Other expenses	5,000	3,888
Distribution fees (See Note 5)
Class A	372,606	33,846
Class C	193,457	38,400
Total expenses	4,092,219	731,875
Less: waiver from investment adviser (See Note 4)	—	(67,270)
Net expenses	4,092,219	664,605
Net Investment income	1,783,930	98,685

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	7,527,990	1,176,788
Net change in unrealized appreciation/depreciation on investments	(7,172,765)	4,723,742
Net realized and unrealized gain on investments	355,225	5,900,530
Net increase in net assets resulting from operations	$2,139,155	$5,999,215

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK).

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2022	Year Ended
	(Unaudited)	June 30, 2022
Operations:
Net investment income (loss)	$1,783,930	$(213,398)
Net realized gain on investments	7,527,990	70,911,394
Change in unrealized appreciation/depreciation on investments	(7,172,765)	(184,504,312)
Net increase (decrease) in net assets resulting from operations	2,139,155	(113,806,316)

Capital Share Transactions:
Class A:
Proceeds from shares sold	5,403,197	240,377,091
Proceeds from reinvestment of distributions	16,771,516	12,289,756
Payments for shares redeemed	(14,371,431)	(17,399,974)
Increase in net assets resulting from Class A transactions	7,803,282	235,266,873
Class C:
Proceeds from shares sold	457,674	4,534,840
Proceeds from reinvestment of distributions	3,419,312	44,385,728
Payments for shares redeemed	(5,221,112)	(252,096,829)
Decrease in net assets resulting from Class C transactions	(1,344,126)	(203,176,261)
Adviser Class:
Proceeds from shares sold	3,967,082	20,956,327
Proceeds from reinvestment of distributions	17,140,789	40,632,866
Payments for shares redeemed	(17,832,487)	(30,905,718)
Increase in net assets resulting from Adviser Class transactions	3,275,384	30,683,475
Net increase in net assets from capital share transactions	9,734,540	62,774,087

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the
	Six Months Ended	For the
	December 31, 2022	Year Ended
	(Unaudited)	June 30, 2022
Distributions to shareholders:
Class A	(20,211,872)	(18,648,736)
Class C	(3,512,540)	(46,222,371)
Adviser Class	(17,758,154)	(42,013,039)
Total distributions to shareholders	(41,482,566)	(106,884,146)

Total decrease in Net Assets:	(29,608,871)	(157,916,375)

Net Assets:
Beginning of period	596,399,192	754,315,567
End of period	$566,790,321	$596,399,192

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2022	Year Ended
	(Unaudited)	June 30, 2022
Operations:
Net investment income (loss)	$98,685	$(376,148)
Net realized gain on investments	1,176,788	5,654,061
Change in unrealized appreciation/depreciation on investments	4,723,742	(40,183,177)
Net increase (decrease) in net assets resulting from operations	5,999,215	(34,905,264)

Capital Share Transactions:
Class A:
Proceeds from shares sold	621,500	9,803,282
Proceeds from reinvestment of distributions	374,368	2,546,684
Payments for shares redeemed	(1,453,725)	(5,112,693)
Increase (Decrease) in net assets
resulting from Class A transactions	(457,857)	7,237,273
Class C:
Proceeds from shares sold	359,502	855,452
Proceeds from reinvestment of distributions	138,233	1,506,519
Payments for shares redeemed	(723,087)	(6,860,256)
Decrease in net assets resulting from Class C transactions	(225,352)	(4,498,285)
Adviser Class:
Proceeds from shares sold	2,224,652	11,776,055
Proceeds from reinvestment of distributions	780,256	7,339,658
Payments for shares redeemed	(7,415,343)	(29,708,713)
Decrease in net assets resulting from Adviser Class transactions	(4,410,435)	(10,593,000)
Net decrease in net assets from capital share transactions	(5,093,644)	(7,854,012)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

	For the
	Six Months Ended	For the
	December 31, 2022	Year Ended
	(Unaudited)	June 30, 2022
Distributions to Shareholders:
Class A	$(442,402)	$(3,035,519)
Class C	(144,158)	(1,580,780)
Adviser Class	(834,065)	(7,763,051)
Total distributions to shareholders	(1,420,625)	(12,379,350)

Total decrease in net assets:	(515,054)	(55,138,626)

Net Assets
Beginning of period	85,394,772	140,533,398
End of period	$84,879,718	$85,394,772

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the
	Six Months	For the		For the	For the	Period
	Ended	Year		Year	Year	Inception(1)
	Dec. 31,	Ended		Ended	Ended	through
	2022	June 30,		June 30,	June 30,	June 30,
	(Unaudited)	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$25.11	$34.32		$21.40	$24.10	$26.07
Investment Operations:
Net investment income (loss)(2)	0.07	0.01		(0.01)	0.17	0.13
Net realized and unrealized
gain (loss) on investments	0.03	(4.77	)(3)	13.06	(2.12)	(0.32)
Total from investment operations	0.10	(4.76)		13.05	(1.95)	(0.19)
Less distributions from:
Net investment income	—	—		(0.13)	(0.10)	—
Net realized gains	(1.76)	(4.45)		—	(0.65)	(1.78)
Total distributions	(1.76)	(4.45)		(0.13)	(0.75)	(1.78)
Net Asset Value, End of Period	$23.45	$25.11		$34.32	$21.40	$24.10

Total Return(4)(5)	0.24%	-15.99%		61.15%	-8.54%	0.04%

Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$282,246	$293,747		$142,863	$93,359	$12,920
Ratio of expenses to average net assets(6)	1.42%	1.42%		1.39%	1.40%	1.43%
Ratio of net investment income (loss)
to average net assets(6)	0.53%	0.03%		(0.05)%	0.75%	0.68%
Portfolio Turnover(5)(7)	13%	43%		42%	48%	39%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the		For the	For the
	Ended	Year	Year	Year		Year	Year
	Dec. 31,	Ended	Ended	Ended		Ended	Ended
	2022	June 30,	June 30,	June 30,		June 30,	June 30,
	(Unaudited)	2022	2021	2020		2019	2018
Net Asset Value,
Beginning of Period	$18.29	$26.38	$16.53	$18.82		$19.79	$19.90
Investment Operations:
Net investment loss(1)	(0.02)	(0.18)	(0.17)	(0.00	)(2)	(0.03)	(0.12)
Net realized and unrealized
gain (loss) on investments	0.04	(3.46)	10.06	(1.64)		0.84	1.22
Total from investment operations	0.02	(3.64)	9.89	(1.64)		0.81	1.10
Less distributions from:
Net investment income	—	—	(0.04)	—		—	—
Net realized gains	(1.76)	(4.45)	—	(0.65)		(1.78)	(1.21)
Total distributions	(1.76)	(4.45)	(0.04)	(0.65)		(1.78)	(1.21)
Net Asset Value, End of Period	$16.55	$18.29	$26.38	$16.53		$18.82	$19.79

Total Return(3)(4)	-0.11%	-16.62%	59.89%	-9.21%		5.07%	5.57%

Supplement Data and Ratios
Net assets end of
period (000’s omitted)	$35,472	$40,368	$289,103	$248,420		$400,820	$456,794
Ratio of expenses to average net assets(5)	2.17%	2.15%	2.14%	2.15%		2.19%	2.25%
Ratio of net investment loss
to average net assets(5)	(0.22)%	(0.70)%	(0.80)%	(0.00	)%(7)	(0.15)%	(0.60)%
Portfolio Turnover(4)(6)	13%	43%	42%	48%		39%	54%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount rounds to less than $0.01 per share.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.
(7)	Amount rounds to less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the		For the	For the	For the	For the
	Ended	Year		Year	Year	Year	Year
	Dec. 31,	Ended		Ended	Ended	Ended	Ended
	2022	June 30,		June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2022		2021	2020	2019	2018
Net Asset Value,
Beginning of Period	$25.37	$34.54		$21.51	$24.15	$24.64	$24.25
Investment Operations:
Net investment income(1)	0.10	0.09		0.06	0.23	0.20	0.10
Net realized and unrealized
gain (loss) on investments	0.03	(4.81	)(2)	13.13 (2)	(2.13)	1.09	1.50
Total from investment operations	0.13	(4.72)		13.19	(1.90)	1.29	1.60
Less distributions from:
Net investment income	—	—		(0.16)	(0.09)	—	—
Net realized gains	(1.76)	(4.45)		—	(0.65)	(1.78)	(1.21)
Total distributions	(1.76)	(4.45)		(0.16)	(0.74)	(1.78)	(1.21)
Net Asset Value, End of Period	$23.74	$25.37		$34.54	$21.51	$24.15	$24.64

Total Return(3)	0.35%	-15.76%		61.49%	-8.27%	6.06%	6.66%

Supplement Data and Ratios
Net assets end of
period (000’s omitted)	$249,072	$262,284		$322,350	$166,492	$194,298	$204,963
Ratio of expenses to average net assets(4)	1.17%	1.16%		1.14%	1.15%	1.19%	1.25%
Ratio of net investment income
to average net assets(4)	0.78%	0.29%		0.20%	1.00%	0.85%	0.40%
Portfolio Turnover(3)(5)	13%	43%		42%	48%	39%	54%

(1)	Per share amounts calculated using the average shares method.
(2)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2022	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2022	2021	2020	2019	2018
Net Asset Value,
Beginning of Period	$17.97	$27.47	$15.19	$17.24	$17.46	$16.90
Investment Operations:
Net investment income (loss)(1)	0.01	(0.09)	(0.15)	(0.01)	(0.03)	(0.09)
Net realized and unrealized
gain (loss) on investments	1.26	(6.90)	12.43	(2.04)	(0.05)	0.65
Total from investment operations	1.27	(6.99)	12.28	(2.05)	(0.08)	0.56
Less distributions from:
Net realized gains	(0.32)	(2.51)	—	—	(0.14)	—
Total distributions	(0.32)	(2.51)	—	—	(0.14)	—
Net Asset Value, End of Period	$18.92	$17.97	$27.47	$15.19	$17.24	$17.46

Total Return(2)(3)	7.01%	-27.83%	80.84%	-11.89%	-0.38%	3.31%

Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$26,800	$25,917	$31,827	$15,873	$17,801	$23,176
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	1.75%	1.62%	1.70%	1.81%	1.73%	1.62%
After expense waiver/recoupment(4)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(4)	0.14%	(0.39)%	(0.68)%	(0.07)%	(0.17)%	(0.54)%
Portfolio Turnover(3)	11%	32%	47%	45%	35%	53%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2022	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2022	2021	2020	2019	2018
Net Asset Value,
Beginning of Period	$15.52	$24.25	$13.52	$15.45	$15.78	$15.39
Investment Operations:
Net investment loss(1)	(0.05)	(0.24)	(0.28)	(0.12)	(0.14)	(0.20)
Net realized and unrealized
gain (loss) on investments	1.09	(5.98)	11.01	(1.81)	(0.05)	0.59
Total from investment operations	1.04	(6.22)	10.73	(1.93)	(0.19)	0.39
Less distributions from:
Net realized gains	(0.32)	(2.51)	—	—	(0.14)	—
Total distributions	(0.32)	(2.51)	—	—	(0.14)	—
Net Asset Value, End of Period	$16.24	$15.52	$24.25	$13.52	$15.45	$15.78

Total Return(2)(3)	6.64%	-28.38%	79.36%	-12.49%	-1.12%	2.53%

Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$7,451	$7,341	$16,515	$11,135	$19,532	$24,484
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	2.50%	2.35%	2.46%	2.55%	2.48%	2.37%
After expense waiver/recoupment(4)	2.35%	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(4)	(0.61)%	(1.14)%	(1.43)%	(0.82)%	(0.92)%	(1.29)%
Portfolio Turnover(3)	11%	32%	47%	45%	35%	53%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2022	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2022	2021	2020	2019	2018
Net Asset Value,
Beginning of Period	$18.32	$27.89	$15.39	$17.42	$17.60	$16.99
Investment Operations:
Net investment income (loss)(1)	0.04	(0.03)	(0.10)	0.03	0.01	(0.05)
Net realized and unrealized
gain (loss) on investments	1.29	(7.03)	12.60	(2.06)	(0.05)	0.66
Total from investment operations	1.33	(7.06)	12.50	(2.03)	(0.04)	0.61
Less distributions from:
Net realized gains	(0.32)	(2.51)	—	—	(0.14)	—
Total distributions	(0.32)	(2.51)	—	—	(0.14)	—
Net Asset Value, End of Period	$19.33	$18.32	$27.89	$15.39	$17.42	$17.60

Total Return(2)	7.21%	-27.65%	81.22%	-11.65%	-0.15%	3.59%

Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$50,629	$52,137	$92,191	$29,211	$41,256	$73,788
Ratio of expenses to average net assets:
Before expense waiver/recoupment(3)	1.50%	1.36%	1.43%	1.55%	1.48%	1.37%
After expense waiver/recoupment(3)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(3)	0.39%	(0.14)%	(0.43)%	0.18%	0.08%	(0.29)%
Portfolio Turnover(2)	11%	32%	47%	45%	35%	53%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Organization  Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006 and the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

2
Significant Accounting Policies  The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

THE OLSTEIN FUNDS

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2022, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended December 31, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2019.

Security Transactions, Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for

THE OLSTEIN FUNDS

federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at an annual rate of 0.25% and 1.00% of the Class A shares and Class C shares average daily net assets, respectively (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation  The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

THE OLSTEIN FUNDS

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating each Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Olstein Capital Management, L.P. (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers, dealers or independent pricing services are unreliable.

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of December 31, 2022:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$554,416,840	$—	$—	$554,416,840
Short-Term Investment	—	11,762,996	—	—	11,762,996
Investment Purchased with the Cash
Proceeds from Securities Lending*	107,957,008	—	—	—	107,957,008
Total Investments in Securities	$107,957,008	$566,179,836	$—	$—	$674,136,844

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$82,978,492	$—	$—	$82,978,492
Short-Term Investment	—	1,941,578	—	—	1,941,578
Investment Purchased with the Cash
Proceeds from Securities Lending*	28,727,340	—	—	—	28,727,340
Total Investments in Securities	$28,727,340	$84,920,070	$—	$—	$113,647,410

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4
Investment Advisory Fee and Other Related Party Transactions  The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, acquired

THE OLSTEIN FUNDS

fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement for the Strategic Fund is indefinite in term, but cannot be terminated within a year after the effective date of the prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
January 2023 – June 2023	$82,806
July 2023 – June 2024	92,513
July 2024 – June 2025	32,891
July 2025 – December 2025	67,270

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended December 31, 2022, are disclosed in the Statements of Operations.

THE OLSTEIN FUNDS

5
Distribution Costs  The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended December 31, 2022, the All-Cap Value Fund and Strategic Fund incurred expenses of $372,606 and $33,846, respectively in Class A pursuant to the Plan. The All-Cap Value Fund and Strategic Fund also incurred additional expenses of $193,457 and $38,400, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

All Cap Value Fund
	Six Months Ended	Year Ended
	December 31, 2022	June 30, 2022
Class A:
Shares sold	219,866	7,699,379
Shares issued in reinvestment of distributions	699,980	409,249
Shares redeemed	(585,523)	(571,514)
Net increase	334,323	7,537,114
Class C:
Shares sold	24,949	196,481
Shares issued in reinvestment of distributions	202,206	2,020,288
Shares redeemed	(291,000)	(10,968,046)
Net decrease	(63,845)	(8,751,277)
Adviser Class:
Shares sold	156,722	672,602
Shares issued in reinvestment of distributions	706,836	1,341,019
Shares redeemed	(714,170)	(1,004,958)
Net increase	149,388	1,008,663
Net increase (decrease) in capital shares	419,866	(205,500)

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended	Year Ended
	December 31, 2022	June 30, 2022
Class A:
Shares sold	32,375	396,437
Shares issued in reinvestment of distributions	19,387	104,888
Shares redeemed	(77,941)	(217,417)
Net increase (decrease)	(26,179)	283,908
Class C:
Shares sold	21,759	40,461
Shares issued in reinvestment of distributions	8,337	71,534
Shares redeemed	(44,254)	(320,038)
Net decrease	(14,158)	(208,043)
Adviser Class:
Shares sold	115,137	480,622
Shares issued in reinvestment of distributions	39,567	296,912
Shares redeemed	(380,707)	(1,236,806)
Net decrease	(226,003)	(459,272)
Net decrease in capital shares	(266,340)	(383,407)

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended December 31, 2022, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$73,510,461	$79,786,284
Strategic Fund	—	—	9,458,385	13,845,943

8
Federal Tax Information  The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2022, the Funds’ last completed fiscal year, were as follows:

			Net Unrealized
	Aggregate	Aggregate	Appreciation/	Federal Income
Fund	Gross Appreciation	Gross Depreciation	(Depreciation)	Tax Cost
All Cap Value Fund	$80,538,646	$(60,170,474)	$20,368,172	$642,335,205
Strategic Fund	10,170,941	(160,023,597)	(5,852,656)	117,704,235

Any differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

THE OLSTEIN FUNDS

At June 30, 2022, the components of distributable earnings/accumulated loss on a tax-basis were as follows:

				Net	Total
	Undistributed	Undistributed	Other	Unrealized	Distributable
	Ordinary	Long-Term	Accumulated	Appreciation/	Earnings
Fund	Income	Capital Gains	Losses	(Depreciation)	(Accumulated Loss)
All Cap Value Fund	$—	$41,482,559	$(1)	$20,368,172	$61,850,730
Strategic Fund	—	1,420,608	(2,451,003)	(5,852,656)	(6,883,051)

As of June 30, 2022, the Funds’ last completed fiscal year, the Funds did not have any short-term capital loss carryforwards. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2022, the Strategic Fund deferred, on a tax basis, post-October capital losses of $2,393,743. The Strategic Fund deferred, on a tax basis, qualified late year ordinary losses of $57,260.

The tax character of distributions paid for the year ended December 31, 2022, was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$—	$41,482,566	$41,482,566
Strategic Fund	—	1,420,625	1,420,625

The tax character of distributions paid for the year ended June 30, 2022, was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$6,893,691	$99,990,455	$106,884,146
Strategic Fund	819,749	11,559,601	12,379,350

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending  Following terms of a securities lending agreement with the Funds’ Custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned

THE OLSTEIN FUNDS

securities that are foreign securities or 102% of the value of any U.S. loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of December 31, 2022, the All Cap Value Fund and the Strategic Fund had 21 and 21 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $107,957,008 and $28,727,340 as of December 31, 2022, respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The net income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them is reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

THE OLSTEIN FUNDS

10
Line Of Credit  The All Cap Value Fund and Strategic Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $15,000,000, respectively, or 33.33% of the fair value of each Fund’s unencumbered assets, whichever is less. Each LOC matures unless renewed on July 22, 2023. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOCs are with the Custodian. Interest is charged at the prime rate which was 7.50% as of December 31, 2022. The interest rate during the period was between 4.75% and 7.50%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the period ended December 31, 2022, the Funds did not have any borrowing under the LOCs.

11
General Risk  The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which each Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor can its effect on the Funds.

THE OLSTEIN FUNDS

Additional Information (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Each Fund’s Part F of N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at www.sec.gov.

THE OLSTEIN FUNDS

PRIVACY POLICY (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and require their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

THE OLSTEIN FUNDS

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Olstein	Investment Adviser
All Cap Value Fund	Olstein Capital Management, L.P.
4 Manhattanville Road, Suite 204
Olstein	Purchase, New York 10577
Strategic Opportunities Fund
Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road, Suite 204
Purchase, New York 10577

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not applicable for semi-annual reports.

(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 9, 2023

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    March 9, 2023